EXHIBIT A
IRREVOCABLE PROXY



		KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint BRUCE GALLOWAY, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of MADEMYWAY.COM, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorney shall do or cause to be done by virtue hereof.

This Proxy is given to BRUCE GALLOWAY in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith between the undersigned and Bruce Galloway, as collateral agent, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as defined in the Pledge Agreement) and may be exercised only after an Event of Default has occurred and is continuing under and as specified in the Notes (as defined in such Pledge Agreement). This Proxy shall survive more than eleven (11) months.

		IN WITNESS WHEREOF, the undersigned has executed and delivered
this Irrevocable Proxy this   ____ day of August, 2000.


							DATAMETRICS CORPORATION



							By:________________________________
							     Name:
							     Title:

Schedule 1



Lender


Europa (Fred Knoll)

Philip Sassower (Phoenix Enterprises)

Bruce Galloway and Jacombs Investment, Inc.

Willow Creek

Goren Brother (Alex and James)

NTS Financial Ltd.